SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2016

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

615 West Carmel Drive

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

2121 South El Camino Real

San Mateo, California 94403
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2016, Determine, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Determine, Inc., dated August 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2016

DETERMINE, INC.

By:	/s/ John Nolan
Name: John Nolan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Determine, Inc., dated August 10, 2016.